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Stein Roe Balanced Fund

                                            Supplement to Prospectus dated
                                                   February 1, 2001
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Effective February 21, 2001, Stein Roe & Farnham  Incorporated  (Stein Roe), the
Fund's investment adviser, will retain Nordea Securities, Inc. (formerly named Unibank Securities, Inc.) as subadvisor to manage a portion of the Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Fund at a special meeting held on January 25, 2001, provides that Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

Nordea, which is located at 13-15 West 54th Street, New York, NY 10019, does business in the U.S. as Nordea Investment Management and has been an investment adviser since 1994. In addition to subadvising the Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. Nordea is an indirect, wholly-owned subsidiary of Unibank A/S, which in turn is a direct, wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct, wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Fund.

This Supplement is dated February 20, 2001.

DIR-36/989E-0201